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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                        MAY 17, 2006 (MAY 16, 2006)
              Date of Report (Date of Earliest Event Reported)

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                 GOLDMAN SACHS HEDGE FUND PARTNERS II, LLC
           (Exact name of registrant as specified in its charter)

      DELAWARE                 000-51289               02-0699398
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
  incorporation or                                        No.)
   organization)

       701 MOUNT LUCAS ROAD                          08540
       PRINCETON, NEW JERSEY                      (Zip Code)
  (Address of principal executive
             offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 16, 2006, George H. Walker notified Goldman Sachs Hedge Fund Partners II, LLC (the "Company") that effective May 18, 2006, he will no longer serve as a director, the Chief Executive Officer and President of Goldman Sachs Hedge Fund Strategies LLC (the Company's "Managing Member").

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  May 17, 2006


                                   GOLDMAN SACHS HEDGE FUND
                                   PARTNERS II, LLC
                                     (Registrant)


                                   By:Goldman Sachs Hedge Fund
                                   Strategies  LLC
                                       Managing Member

                                      By: /s/ Jennifer Barbetta
                                         ----------------------
                                          Jennifer Barbetta
                                          Vice President and Chief
                                          Financial Officer